PANACEA GLOBAL, INC.
(A Development Stage Company)

FINANCIAL STATEMENTS

APRIL 30, 2010

PANACEA GLOBAL, INC.
(A Development Stage Company)
APRIL 30, 2010
CONTENTS

Page
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	3
FINANCIAL STATEMENTS
Balance Sheet	4
Statement of Operations	5
Statement of Cash Flows	6
Statement of Stockholders' Deficit	7
Notes to the Financial Statements	8 - 13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Stockholders of Panacea Global, Inc.

We have audited the accompanying balance sheet of Panacea Global, Inc. as of April 30, 2010 , and the related statements of operations, stockholders’ equity, and cash flows for the period from February 5, 2010 (date of inception) to April 30, 2010. Panacea Global, Inc.’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Panacea Global, Inc. as of April 30, 2010, and the results of its operations and its cash flows for the period from February 5, 2010 (date of inception) to April 30, 2010 in conformity with accounting principles generally accepted in the United States of America.

Note: The gray area in the following paragraph should be modified to reflect the Company's going concern issue.
The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, these conditions raise substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result should the Company be unable to continue as a going concern.

EFP Rotenberg, LLP
Rochester, New York
May 11, 2010

PANACEA GLOBAL, INC.
(A Development Stage Company)
BALANCE SHEET
AS AT APRIL 30, 2010

2010
ASSETS
Current Assets
Global Diagnostic License(Note 5)	$50,000,000

Total Assets	$50,000,000

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
Accrued liabilities	$25,000
License Fee Payable(Note 5)	2,500,000
Total Liabilities	2,525,000
Stockholders' Equity
Capital Stock
Preferred stock, $0.001 par value; 10,000,000 shares authorized; none issued(note 6)
Capital stock, $.001 par value; 100,000,000 shares authorized; 40,000,000 issued and outstanding (note 6)	40,000
Additional Paid-in-Capital	47,482,000
Deficit accumulated during the development stage	(47,000)
Total Stockholders' Equity	47,475,000
Total Liabilities and Stockholders' Equity	$50,000,000

The accompanying notes are an integral part of these financial statements.

PANACEA GLOBAL, INC.
(A Development Stage Company)
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM THE DATE OF INCEPTION
 (FEBRUARY 5, 2010) TO APRIL 30, 2010

REVENUES	$-

EXPENSES
Professional fees	25,000
Organization costs(note 6)	22,000
TOTAL OPERATING EXPENSES	47,000
NET LOSS	$(47,000)
LOSS PER WEIGHTED NUMBER OF SHARES OUTSTANDING - BASIC AND DILUTED	$(0.00)
WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING - BASIC AND DILUTED	40,000,000

The accompanying notes are an integral part of these financial statements.

PANACEA GLOBAL, INC.
(A Development Stage Company)
STATEMENT OF CASH FLOWS
FOR THE PERIOD FROM THE DATE OF INCEPTION
 (FEBRUARY 5, 2010) TO APRIL 30, 2010

Cash Flows from Operating Activities
Net loss	$(47,000)
Adjustments to reconcile net loss to net cash used in operating activities:
Stock issued for services	22,000
(Increase) decrease in net assets:
Accrued liabilities	25,000
-
Net Cash Used in Operating Activities	-

Cash Flows from Investing Activities
-
Net Cash Provided by Investing Activities	-

Cash Flows from Financing Activities
-

Net Cash Provided by Financing Activities	-

Net Decrease in Cash and Cash Equivalents	-

Cash and Cash Equivalents - Beginning of Period	-

Cash and Cash Equivalents - End of Period	$-

Supplemental Cash Flow Information
Interest paid	$-

Income taxes paid	$-

Non-Cash Investing and Financing Activities:
Shares Issued and Liability Assumed for Acquisition of License	$50,000,000

The accompanying notes are an integral part of these financial statements.

PANACEA GLOBAL, INC.
(A Development Stage Company)
STATEMENT OF STOCKHOLDERS' DEFICIT
FOR THE PERIOD FROM THE DATE OF INCEPTION
 (FEBRUARY 5, 2010) TO APRIL 30, 2010

	Common Stock
				Accumulated
				Deficit during
			Additional	the	Total
			Paid	Development	Stockholders'
	Shares	Amount	In Capital	Stage	Equity

Balance, February 5, 2010 (date of inception)	-	$-	$-	$-	$-
Issuance of common stock for services(note 6)	22,000,000	$22,000	$-	$-	$22,000
Issuance of common stock for Global rights(note 5)	18,000,000	18,000	47,482,000	-	47,500,000
Net loss	-	-	-	(47,000)	(47,000)
Balance, April 30, 2010	40,000,000	$40,000	$47,482,000	$(47,000)	$47,475,000

The accompanying notes are an integral part of these financial statements.

PANACEA GLOBAL, INC.
(A Development Stage Company)
NOTES TO THE FINANCIAL STATEMENTS
FOR THE PERIOD FROM THE DATE OF INCEPTION
 (FEBRUARY 5, 2010) TO APRIL 30, 2010

1.	NATURE OF OPERATIONS AND ORGANIZATION

Nature of Operations

PANACEA GLOBAL, INC. ("Panacea") was incorporated in the state of Delaware on February 5, 2010. The Company is a development stage company that has currently acquired the global rights except for the United States of America for early detection cancer tests.

2.	BASIS OF PRESENTATION

The Company has not earned any revenues from limited principal operations and accordingly, the Company's activities have been accounted for as those of a "Development Stage Enterprise" as set forth in ASC 915(formerly SFAS No. 7),  Accounting and Reporting by Development Stage Enterprises.   Among the disclosures required by ASC 915 are that the Company's financial statements be identified as those of a development stage company, and that the statements of operations, stockholders' deficit and cash flows disclose activity since the date of the Company's inception.

3.	GOING CONCERN

These financial statements have been prepared assuming the Company will continue on a going-concern basis. The Company has incurred losses since inception and the ability of the Company to continue as a going-concern depends upon its ability to develop profitable operations and to continue to raise adequate financing. Accumulated Losses from inception to April 30, 2010 total $47,000. Management is actively targeting sources of additional financing to provide continuation of the Company’s operations. In order for the Company to meet its liabilities as they come due and to continue its operations, the Company is solely dependent upon its ability to generate such financing.

There can be no assurance that the Company will be able to continue to raise funds, in which case the Company may be unable to meet is obligations. Should the Company be unable to realize its assets and discharge its liabilities in the normal course of business, the net realizable value of its assets may be materially less than the amounts recorded in these financial statements.

The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue in existence.

PANACEA GLOBAL, INC.
(A Development Stage Company)
NOTES TO THE FINANCIAL STATEMENTS
FOR THE PERIOD FROM THE DATE OF INCEPTION
 (FEBRUARY 5, 2010) TO APRIL 30, 2010

4.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accounting policies of the Company are in accordance with accounting principles generally accepted in the United States of America. Presented below are those policies considered particularly significant:

Comprehensive Income or Loss

The Company adopted ASC 220-10, (formerly SFAS No. 130) establishes standards for reporting and presentation of comprehensive income and its components in a full set of financial statements. Comprehensive income is presented in the statements of stockholders’ deficit, and consists of net loss and unrealized gains (loss) on available for sale marketable securities; foreign currency translation adjustments and changes in market value of future contracts that qualify as a hedge; and negative equity adjustments recognized in accordance with ASC 715-10 (formerly SFAS No. 87). ASC 220-10 requires only additional disclosures in the financial statements and does not affect the Company’s financial position or results of operations.

Concentration of Credit Risk

ASC 815-10, (formerly SFAS No. 105) “Disclosure of Information About Financial Instruments with Off-Balance Sheet Risk and Financial Instruments with Concentration of Credit Risk”, requires disclosure of any significant off-balance sheet risk and credit risk concentration. The Company does not have significant off-balance sheet risk or credit concentration.

Earnings or Loss Per Share

The Company accounts for earnings per share pursuant to ASC 260-10-05 (formerly SFAS No. 128), Earnings per Share, which requires disclosure on the financial statements of "basic" and "diluted" earnings (loss) per share. Basic earnings (loss) per share are computed by dividing net income (loss) by the weighted average number of common stock outstanding for the period. Diluted earnings (loss) per share is computed by dividing net income (loss) by the weighted average number of common stock outstanding plus common stock equivalents (if dilutive) related to stock options and warrants for each period.

There were no dilutive financial instruments for the period from February 5, 2010 (inception) to April 30, 2010.

PANACEA GLOBAL, INC.
(A Development Stage Company)
NOTES TO THE FINANCIAL STATEMENTS
FOR THE PERIOD FROM THE DATE OF INCEPTION
 (FEBRUARY 5, 2010) TO APRIL 30, 2010

4.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES(continued)

Financial Instruments

In accordance with ASC 825-10-50,  (formerly SFAS No. 107), "Disclosures About Fair Value of Financial Instruments" ("SFAS No. 107"), the estimated fair value of financial instruments has been determined by the Company using available market information and valuation methodologies. Considerable judgment is required in estimating fair value. Accordingly, the estimates may not be indicative of the amounts the Company could realize in a current market exchange. As of April 30, 2010, the carrying value of accounts payable and accrued liabilities approximate their fair value because of the limited terms of these instruments.

In accordance with ASC 820-10, (formerly SFAS No. 157), “Defining Fair Value Measurement”, the Company adopted the standard which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosures about fair value measurements

Income Taxes

The Company accounts for income taxes pursuant to ASC 740-10, (formerly SFAS No. 109), Accounting for Income Taxes. Deferred tax assets and liabilities are recorded for differences between the financial statements and tax basis of the assets and liabilities that will result in taxable or deductible amounts in the future based on enacted tax laws and rates. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. Income tax expense is recorded for the amount of income tax payable or refundable for the period increased or decreased by the change in deferred tax assets and liabilities during the period.

Impairment of Long-lived Assets

In accordance with ASC 360-10-05 (formerly SFAS No. 144), "Accounting for the Impairment or Disposal of Long-Lived Assets", long-lived assets to be held and used are analyzed for impairment whenever events or changes in circumstances indicate that the related carrying amounts may not be recoverable. The Company evaluates whether events and circumstances have occurred that indicate possible impairment. If there are indications of impairment, the Company uses future undiscounted cash flows of the related asset or asset grouping over the remaining life in measuring whether the assets are recoverable. In the event such cash flows are not expected to be sufficient to recover the recorded asset values, the assets are written down to their estimated fair value. Long-lived assets to be disposed of are reported at the lower of carrying amount or fair value of asset less cost to sell. The Company evaluated the Global Diagnostic License on April 30, 2010, no events or changes in circumstances indicate that it is impaired since it was acquired on March 24, 2010. As described in note 3, the long-lived assets have been valued on a going concern basis; however, substantial doubt exists as to the ability of the Company to continue as a going concern. If the Company ceases operations, the asset values may be materially impaired.

PANACEA GLOBAL, INC.
(A Development Stage Company)
NOTES TO THE FINANCIAL STATEMENTS
FOR THE PERIOD FROM THE DATE OF INCEPTION
 (FEBRUARY 5, 2010) TO APRIL 30, 2010

4.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES(continued)

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. These estimates are reviewed periodically, and, as adjustments become necessary, they are reported in earnings in the period in which they become known.

Recent Accounting Pronouncements

In April 2009, the FASB issued ASC 820-10-65-4 (formerly referred to as FSP SFAS 157-4), "Determining Whether a Market Is Not Active and a Transaction Is Not Distressed." ASC 820-10-65-4 provides guidelines for making fair value measurements more consistent with the principles presented in ASC 820-10-65-1. ASC 820-10-65-4 provides additional authoritative guidance in determining whether a market is active or inactive, and whether a transaction is distressed, is applicable to all assets and liabilities (i.e. financial and non-financial) and will require enhanced disclosures. This standard is effective for periods ending after June 15, 2009. The Company has adopted this standard and determined that it does not have an impact on its financial position and results of operations.

In April 2009, the FASB issued ASC 825-10-65-1 (formerly referred to as FSP SFAS 107-1 and APB 28-1), "Interim Disclosures about Fair Value of Financial Instruments," and "Disclosures about Fair Value of Financial Instruments, (formerly referred to as FSP SFAS 107)" to require disclosures about fair value of financial instruments in interim as well as in annual financial statements. ASC 825-10-65-1 also includes an amendment to "Interim Financial Reporting (formerly referred to as APB 28-1)," to require those disclosures in all interim financial statements. This standard is effective for periods ending after June 15, 2009. The Company has adopted this standard and determined that it does not have an impact on its financial position and results of operations.

In May 2009, ASC 855-10 was issued (formerly SFAS No.165), “Subsequent Events,” which establishes general standards for accounting for disclosure of events that occur after the balance sheet day but before the financial statement are issued or are available to be issued.  The pronouncement requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date, whether that date represents the date the financial statements were issued or were available to be issued.  ASC 855-10 is effective with interim and annual financial periods ending after June 15, 2009.  Management has evaluated the impact of the adoption of ASC 855-10  and it has no impact the Company’s results of operations, financial position or cash flows.

In July 2009, ASC 105-10-05 was issued (formerly SFAS No. 168) “FASB Accounting Standards Codification as the single source of authoritative nongovernmental U.S. generally accepted accounting principles (GAAP).  The Codification is effective for interim and annual periods ending after September   15, 2009.  All existing accounting standards are superseded as described in ASC 105-10-05.  All other accounting literature not included in the Codification is non-authoritative.

PANACEA GLOBAL, INC.
(A Development Stage Company)
NOTES TO THE FINANCIAL STATEMENTS
FOR THE PERIOD FROM THE DATE OF INCEPTION
 (FEBRUARY 5, 2010) TO APRIL 30, 2010

5.	GLOBAL DIAGNOSTIC LICENSE

The Company acquired the global diagnostic license, except for the United States of America,  from Panacea Pharmaceuticals,  Inc., on March 24, 2010.  The diagnostic license allows Panacea to develop, market and use the Licensed products related to HAAH based laboratory tests.

In consideration for the licence, Panacea has issued 18,000,000 common shares and will pay Panacea Pharmaceuticals, Inc., $2,500,000 within 30 days of Panacea raising a minimum $10,000,000 equity investment.  Panacea will pay Panacea Pharmaceuticals 25% of all sublicensing revenue and will purchase all conforming reagent at a cost of $20 per test or 10% of the sale price of the individual test with a minimum $8.00 test price. The Company will start to amortize the license once it is put in service which is expected in June 2010. Management obtained valuation of the license conducted by third party professional valuation services. According to the valuation, the fair value of the license is about 74 million on December 31, 2007. On March 24, 2010, the acquisition date, management re-evaluated the assumptions in the original valuation and updated the projection based on current circumstance and the company’s business plan.

6.	CAPITAL STOCK

a) Authorized

10,000,000 Class A Preferred shares with a par value of $0.001, There were no shares issued and outstanding at April 30, 2010.

100,000,000 Common shares of $0.001 par value

            b) Issued

40,000,000 Common Shares

Non Monetary Transactions

The following non monetary transactions were completed by the Company on a service for stock basis. It is the Company’s accounting policy that in certain circumstances, stock, generally valued at the 5 day moving average price of the trading value of the stock at the time the associated agreement was executed, might be issued for the procurement of assets, provision of advisory and other services.

On February 5, 2010, the Company issued 22,000,000 common shares at a price of $0.001 per share based on the value of the services provided, for total amount of $22,000 to various suppliers.

On March 24, 2010 the Company issued 18,000,000 which translates into a price of $2.63 per share based on the value of the asset transferred for a total amount of $47,500,000 to Panacea Pharmaceutical.

PANACEA GLOBAL, INC.
(A Development Stage Company)
NOTES TO THE FINANCIAL STATEMENTS
FOR THE PERIOD FROM THE DATE OF INCEPTION
 (FEBRUARY 5, 2010) TO APRIL 30, 2010

7.         INCOME TAXES

The Company accounts for income taxes in accordance with ASC 740-20, (formerly SFAS No. 109). ASC 740-20 prescribes the use of the liability method whereby deferred tax asset and liability account balances are determined based on differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates. The effects of future changes in tax laws or rates are not anticipated.

Under ASC 740-20 income taxes are recognized for the following: a) amount of tax payable for the current year, and b) deferred tax liabilities and assets for future tax consequences of events that have been recognized differently in the financial statements than for tax purposes.

The Company has income tax losses available to be applied against future years income as a result of the losses incurred since inception. However, due to the losses incurred in the period and expected future operating results, management determined that it is more likely than not that the deferred tax asset resulting from the tax losses available for carry forward will not be realized through the reduction of future income tax payments. Accordingly a 100% valuation allowance has been recorded for income tax losses available for carry forward.